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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              CORILLIAN CORPORATION
              (Exact name of registrant as specified in its charter)


          OREGON                                      91-1795219
(State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)


                      3855 SW 153rd DRIVE, BEAVERTON, OREGON 97006
                        (Address of principal executive offices)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-95513.

     Securities to be registered pursuant to Section 12(b) of the Act:

                             NONE

     Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK
                        (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANTS' SECURITIES TO BE REGISTERED.

The material set forth in the section captioned "Description of Capital Stock" in the form of prospectus to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the Registrants' Registration Statement on Form S-1 (File No. 333-95513) filed with the Securities and Exchange Commission on January 27, 2000 (as amended, the "Registration Statement"), shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

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EXHIBIT
No.                        DESCRIPTION
-------                    -----------
1.1 Amended and Restated Articles of Incorporation (filed as Exhibit 3.2 to the Registration Statement (defined above))

1.2     Amended and Restated Bylaws (filed as Exhibit 3.4 to the
         Registration Statement)

1.3 Form of Common Stock Certificate (filed as Exhibit 4.3 to the Registration Statement)
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                                 SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on February 1, 2000.

                                      CORILLIAN CORPORATION


                                      By: /s/ Steve Sipowicz
                                         -------------------------------------
                                         Steve Sipowicz
                                         Chief Financial Officer and Secretary